UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2004

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 8.01. Other Events

Included with this Current Report on Form 8-K is the Registrant’s President’s Message, the full text of which is incorporated by reference in response to this item, which was contemporaneously delivered to the registrant’s shareholders (along with a cash dividend of $.04 per common share) on October 30, 2004 and delivered to the registrant’s depositors in the month of November 2004.

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.                        DESCRIPTION

99.1                                         President’s Message dated October 27, 2004

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: November 3, 2004
By:	/s/ Alan J. Bedner, Jr.
Alan J. Bedner, Jr.
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	President’s Message dated October 27, 2004.